Fees Summary	Jan. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,629,077
Total Transaction Valuation	10,640,604,429.2
Total Offset Amount	0
Net Fee	$ 1,629,077